                                                                       EXHIBIT E


                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Raymond D. Croghan

                                  /s/ Raymond D. Croghan
                                  -------------------------
                                 (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Jeffrey H. Margolis
                                  Margolis Family Trust, UDT 12/23/98

                                  /s/ Jeffrey H. Margolis
                                  --------------------------
                                  (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Jeffrey H. Margolis
                                  Jeffrey H. Margolis Irrevocable Trust

                                  /s/ Jeffrey H. Margolis
                                  ---------------------------
                                  (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  William E. Fisher

                                 /s/ William E. Fisher
                                 -----------------------
                                (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000


                                  KFS Management, Inc.
                                  William E. Fisher, President


                                  /s/ William E. Fisher
                                  ------------------------
                                 (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Daniel J. Spirek

                                  /s/ Daniel J. Spirek
                                  --------------------------
                                  (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Delphi Ventures IV L.P.
                                  Delphi Management Partners IV, LLC,
                                  General Partner
                                  Donald J. Lothrop, Managing Member of
                                  General Partner

                                  /s/ Donald J. Lothrop
                                  -------------------------
                                  (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Fidelity Ventures Limited
                                  John J. Remondi, Vice President

                                  /s/ John J. Remondi
                                  --------------------------
                                  (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Fidelity Investors Limited Partnership
                                  Fidelity Investors Management, LLC,
                                  General Partner
                                  John J. Remondi, President

                                  /s/ John J. Remondi
                                  --------------------------
                                  (Signature of Stockholder)

                                      PROXY

              The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share, of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval and adoption of (a) the Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "MERGER AGREEMENT"), by and between TriZetto and IMS, and the transactions contemplated thereby, (b) the issuance of TriZetto Common Stock to IMS stockholders pursuant to the Merger Agreement, (c) certain amendments to TriZetto's certificate of incorporation contemplated by the Merger Agreement, and (d) a new TriZetto stock option plan in such form and with such number of available options issuable thereunder as shall be agreed upon by IMS and TriZetto (collectively, the "TRANSACTIONS"), and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Transactions or inhibit the timely consummation of the Transactions, (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto under the Merger Agreement, or (c) except for the Transactions, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of TriZetto or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of March 28, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated March 28, 2000

                                  Fidelity Investors II Limited Partnership
                                  Fidelity Investors Management, LLC,
                                  General Partner
                                  John J. Remondi, President

                                  /s/ John J. Remondi
                                  -------------------------
                                  (Signature of Stockholder)